Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

by and between

APRIA, INC.

and

the other parties hereto

Dated as of [_], [_]

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

i

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

SECTION 4.8	Specific Performance	24

SECTION 4.9	Entire Agreement	24

SECTION 4.10	Severability	24

SECTION 4.11	Counterparts	24

SECTION 4.12	Effectiveness	25

SECTION 4.13	Confidentiality	25

SECTION 4.14	No Recourse	25

SECTION 4.15	Independent Nature of the Rights and Obligations of Holders	25

SECTION 4.16	Termination as to a Holder	25

ii

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of [_], [_] and is by and between Apria, Inc. (the “Company”) and the Holders (as defined below) from time to time party hereto.

RECITALS

WHEREAS, the Company is effecting an underwritten initial public offering (“IPO”) of shares of its Common Stock (as defined below); and

WHEREAS, the Company desires to grant registration rights to Holders on the terms and conditions set out in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Definitions. As used in this Agreement:

“Adverse Disclosure” means public disclosure of material, non-public information that, in the good faith judgment of the Board’s disinterested members, after consultation with outside counsel to the Company, (i) would be required to be made in any registration statement filed with the SEC by the Company so that such registration statement would not be materially misleading and such material, non-public information would not be required to be made at such time but for the filing of such registration statement and would not otherwise be required under Law and (ii) the Company has a bona fide business purpose for not disclosing publicly.

“Advice” has the meaning set forth in Section 2.4(b).

“Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agreement” has the meaning set forth in the preamble.

“Blackstone” means the entities listed on the signature pages hereto under the heading “Blackstone” and any Transferee of such Person to whom registration rights are assigned pursuant to Section 4.2.

“Blackstone Entities” means the entities comprising Blackstone, their respective Affiliates and the successors and permitted assigns of such entities and their respective Affiliates.

“Board” means the board of directors of the Company.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“Business Day” means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York, New York are authorized or required by Law to close.

“Closing Date” means the date of completion of the IPO.

“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company, and any other capital stock of the Company into which such common stock is reclassified or reconstituted, including by way of a stock dividend or stock split.

“Company” has the meaning set forth in the preamble.

“Control” (including its correlative meanings, “Controlled by,” “Controlling” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Custody Agreement and Power of Attorney” has the meaning set forth in Section 2.2(h).

“Demand Party” has the meaning set forth in Section 2.2(a).

“Demand Suspension” has the meaning set forth in Section 2.2(a).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Holder” means each entity comprising Blackstone and each Non-Sponsor Holder that is a holder of Registrable Securities or Securities exercisable, exchangeable or convertible into Registrable Securities.

“Indemnified Party” and Indemnified Parties” have the meanings set forth in Section 3.1.

“IPO” has the meaning set forth in the recitals.

“Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“Lockup Period” has the meaning set forth in Section 2.4(d)(i).

“Marketed Underwritten Shelf Offering” has the meaning set forth in Section 2.2(f).

“NewCo” has the meaning set forth in Section 2.2(g).

“Non-Recourse Party” has the meaning set forth in Section 4.14.

“Non-Sponsor Holder” and “Non-Sponsor Holders” means the Persons listed on the signature pages hereto under the heading “Non-Sponsor Holders” and any Transferee of any such person to whom registration rights are assigned pursuant to Section 4.2.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a cooperative, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“Public Offering” means a public offering of equity securities of the Company or any successor thereto or any Subsidiary of the Company pursuant to a registration statement declared effective under the Securities Act.

“Registrable Securities” means all shares of Common Stock and any Securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or into which the Common Stock may be converted or exchanged pursuant to any reclassification, recapitalization, merger, consolidation, sale of all or any part of its assets, corporate conversion, reorganization or other extraordinary transaction of the Company held by a Holder (in each case whether now held or hereafter acquired, and including any such Securities received as a result of a stock dividend or stock split or received by a Holder upon the conversion or exchange of, or pursuant to such a transaction with respect to, other Securities held by such Holder). As to any Registrable Securities, such Securities shall cease to be Registrable Securities when:

(a)	a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement;

(b)	such Registrable Securities shall have been sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act;

(c)

such Registrable Securities may be sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act, without limitation thereunder on volume or manner of sale, unless such Registrable Securities are held by a Holder that beneficially owns 5% or more of the then outstanding shares of Common Stock; or

(d)	such Registrable Securities cease to be outstanding.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“Registration Expenses” means any and all fees and expenses incurred in connection with the performance of or compliance with this Agreement, including:

(a)

all registration and filing fees (including, without limitation all SEC, stock exchange, and FINRA registration and filing fees and the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel);

(b)

all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(c)	all printing, messenger, telephone and delivery expenses;

(d)	all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or FINRA and all rating agency fees;

(e)

the reasonable fees and disbursements of counsel for the Company and of its independent certified public accountants, including the expenses of any special audits and/or “comfort” letters required by or incident to such performance and compliance;

(f)

any fees and disbursements of underwriters customarily paid by the issuers or sellers of Securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any;

(g)

the reasonable fees and out-of-pocket expenses of not more than one law firm together with appropriate local counsel (as selected by the Holders of a majority of the Registrable Securities included in such registration) representing the Holders in connection with the registration;

(h)	other reasonable out-of-pocket expenses of the holders of Registrable Securities incurred in connection with the registration;

(i)

the costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities (including the reasonable out-of-pocket expenses of the Holders); and

(j)	any other fees and disbursements customarily paid by the issuers of securities.

“SEC” means the U.S. Securities and Exchange Commission or any successor agency.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“Securities” means capital stock, limited partnership interests, limited liability company interests, beneficial interests, warrants, options, notes, bonds, debentures, and other securities, equity interests, ownership interests and similar obligations of every kind and nature of any Person.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Shelf Offering” has the meaning set forth in Section 2.2(b).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or Control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Transfer” (including its correlative meanings, “Transferor”, “Transferee” and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405 of the Securities Act.

SECTION 1.2 Other Definitional Provisions; Interpretation.

(a) The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” and words of similar import when used in this Agreement mean “including, without limitation,” unless otherwise specified. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specified and references to clauses without a cross-reference to a Section or subsection are references to clauses within the same Section or, if more specific, subsection. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” References to “day” means a calendar day unless otherwise indicated as a “Business Day.”

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(b) The headings in this Agreement are included for convenience of reference only and do not limit or otherwise affect the meaning or interpretation of this Agreement.

(c) The meanings given to terms defined herein are equally applicable to both the singular and plural forms of such terms.

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.1 Piggyback Rights.

(a) If at any time following expiration or waiver of the Lockup Period (or, if earlier, such time as the Demand Party exercises a demand right pursuant to Section 2.2(a)) the Company proposes to register Securities for public sale (whether proposed to be offered for sale by the Company or by any other Person) under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes) in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time following expiration or waiver of the Lockup Period (or if earlier, such time as the Demand Party exercises a demand right pursuant to Section 2.2(a)), give prompt written notice (which notice shall specify the intended method or methods of disposition) to the Holders of its intention to do so and of such Holder’s rights under this Section 2.1. For the avoidance of doubt, to the extent such registration is being effected pursuant to the exercise of a demand right pursuant to Section 2.2(a), the Company shall not be obligated to provide such notice to the Demand Party or its Affiliates. Upon the written request of any Holder made within fifteen (15) days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder), the Company shall include in such registration all Registrable Securities which the Holders have so requested to be registered; provided that: (i) any Holder shall have the right to withdraw such Holder’s request for inclusion of any of such Holder’s Registrable Securities in any registration statement pursuant to this Section 2.1(a) by giving written notice to the Company of such withdrawal, provided, that, in the case of any underwritten offering, written notice of such withdrawal must be given to the Company prior to the time at which the offering price and underwriter’s discount is determined with the managing underwriter or underwriters; (ii) if, at any time after giving written notice of its intention to register any Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the Securities to be sold by it, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) without prejudice to the rights of the Demand Party to request that such registration be effected as a registration under Section 2.2(a); and (iii) subject to clause (i), if such registration involves an underwritten offering, the Holders of Registrable Securities requesting to be included in the registration must, upon the written request of the Company, sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

other Securities being sold through underwriters under such registration, with, in the case of a combined primary and secondary offering, only such differences, including any with respect to representations and warranties, indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings.

(b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.1.

(c) Priority in Piggyback Registrations. If a registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Holders) that, in its opinion, the number of Registrable Securities and other Securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have a material and adverse effect on the price, timing or distribution of the Securities offered in such offering, then the Company will include in such registration: (i) first, the Securities the Company proposes to sell for its own account; (ii) second, on a pro rata basis, on the basis of the number of Registrable Securities requested to be included in such registration by Holders of Registrable Securities and (iii) third, such other Securities entitled to be included in such registration and the holders of which submitted a proper request for inclusion in such registration. Any other selling holders of the Company’s Securities (other than transferees to whom a Holder has assigned its rights under this Agreement) will be included in an underwritten offering only with the consent of Holders holding a majority of the Registrable Securities being sold in such offering and, if so included, such Securities, at the election of the Holders holding a majority of the Registrable Securities being sold in such offering, shall be subject to clause (ii) above in the same manner as the Registrable Securities held by the Holders or shall have priority after the shares of the Holders.

(d) Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 2.1 incidental to the registration of any of its Securities in connection with:

(i) the IPO;

(ii) a registration statement on Form S-8 or any similar form filed to cover issuances under employee benefits plans or dividend reinvestment plans; or

(iii) any registration statement on Form S-4 or any similar form relating solely to the acquisition or merger after the date hereof by the Company or any of its Subsidiaries of or with any other businesses.

(iv) any registration related solely to an exchange by the Company of its own securities.

(e) Plan of Distribution, Underwriters, Advisors and Counsel. If a registration pursuant to this Section 2.1 involves an underwritten offering that is initiated by selling holders, the Holders that initiated such underwritten offering (by action of the holders of a majority of the Registrable Securities requested to be registered thereby) shall have the right to (i) determine the plan of distribution and (ii) select the investment banker or bankers and managers and any provider of advisory services, which may include Affiliates of Blackstone, to administer the offering, including the lead managing underwriter (provided that such investment banker or bankers, managers and any

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

providers of advisory services shall be reasonably satisfactory to the Company whose approval shall not be unreasonably withheld, conditioned or delayed) and (iii) select counsel for the selling Blackstone Entities. If a registration pursuant to this Section 2.1 involves an underwritten offering that is initiated by the Company, the Company shall have the right to (i) determine the plan of distribution and (ii) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter.

(f) Shelf Takedowns. Subject to the expiration or waiver of any applicable lockup pursuant to Section 2.4(d), in connection with any shelf takedown (other than a shelf takedown at the request of the Demand Party, which shall be governed by Section 2.2(f)), the Holders may exercise “piggyback” rights in the manner described in this Agreement to have included in such takedown Registrable Securities held by them that are registered on such shelf registration statement.

SECTION 2.2 Demand Registration.

(a) General. At any time, upon the written request of any Blackstone Entity (the “Demand Party”) requesting that the Company effect the registration under the Securities Act of Registrable Securities and specifying the amount and intended method of disposition thereof (including, but not limited to, an underwritten public offering), the Company will (i) promptly give written notice of such requested registration to Holders other than the Demand Party and its Affiliates and to other holders of Securities entitled to notice of such registration, if any, and (ii) as expeditiously as possible, use its reasonable best efforts to file a registration statement to effect the registration under the Securities Act of:

(i) such Registrable Securities which the Company has been so requested to register by the Demand Party in accordance with the intended method of disposition thereof; and

(ii) the Registrable Securities of other Holders which the Company has been requested to register by written request given to the Company within five (5) days after the giving of such written notice by the Company.

Notwithstanding the foregoing, if the filing of a registration statement relating to any registration request under this Section 2.2(a) would (x) require the Company to make an Adverse Disclosure, (y) occurs prior to the expiration or waiver of the applicable lockup period, if any, in respect of a previous Public Offering or (z) the amount of Registrable Securities which the Company has been so requested to register by the Demand Party is less than $25.0 million at the time of such request then the Company may delay the filing of any such registration statement (but not the preparation of) or initial effectiveness of, or suspend use of, the registration statement (a “Demand Suspension”); provided, however, that the Company shall not be permitted to exercise more than two (2) Demand Suspensions during any twelve-(12) month period for more than an aggregate of sixty (60) days; provided, further, that in the event of a Demand Suspension, the Company shall provide written notice to the holders of the Registrable Securities of such Demand Suspension in advance thereof, which notice shall state generally the basis for such

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

notice and provide that such Demand Suspension shall terminate at such time as the Company would no longer be required to make such Adverse Disclosure and the Company shall provide prompt written notice to the Holders of the Registrable Securities at such time as the Demand Suspension is terminated; provided, further, that, in such event the Company shall pay all Registration Expenses in connection with such registration.

(b) Form and Shelf Registrations. Each registration statement prepared at the request of a Demand Party shall be effected on such form as reasonably requested by the Demand Party, including by a shelf registration pursuant to Rule 415 under the Securities Act on Form S-1 or Form S-3 (or in each case any successor rule or form thereto), including an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) if at the time the Company is a WKSI, if so requested by the Demand Party and if the Company is then eligible to effect a shelf registration and use such form for such disposition. If requested by Holders of a majority of the Registrable Securities, following the first day of the calendar month immediately following the first anniversary of the date hereof, the Company shall prepare and file a registration statement covering the sale and distribution from time to time by Holders of Registrable Securities, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, of all of the Registrable Securities on Form S-3, and if the Company is a WKSI at the time any request for a demand registration submitted to the Company, such shelf registration shall be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders of the Registrable Securities in accordance with any reasonable method of distribution elected by a majority of the Holders of the Registrable Securities), and shall use its reasonable best efforts to cause such registration statement to be declared effective as soon as reasonably practicable and to be continuously effective and usable until such time as there are no longer any Registrable Securities outstanding. The Company shall, prior to the expiration of any such shelf registration statement, file a new shelf registration statement covering such Registrable Securities and shall thereafter use its reasonable best efforts to cause such shelf registration statement to be declared effective as promptly as reasonably practical. The Company shall supplement and amend any shelf registration statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Company for such shelf registration statement. Subject to the other applicable provisions of this Agreement, at any time that any shelf registration statement is effective, if a Holder of Registrable Securities delivers a notice to the Company stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any shelf registration statement (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in such Shelf Offering, then the Company shall amend, subject to the other applicable provisions of this Agreement, or supplement the shelf registration statement as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering; provided, however, that the Company shall not be required to file more than one post-effective amendment or a supplement to the shelf registration statement for such purpose in any 15-day period.

(c) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(d) Plan of Distribution, Underwriters, Advisors and Counsel. If a requested registration pursuant to this Section 2.2 involves an underwritten offering, the Holders of a majority of the Registrable Securities included in such underwritten offering shall have the right to (i) determine the plan of distribution, (ii) select the investment banker or bankers, managers and any provider of advisory services, which may include Affiliates of Blackstone to administer the offering, including the lead managing underwriter (provided that such investment banker or bankers, managers and providers of advisory services shall be reasonably satisfactory to the Company, such acceptance not to be unreasonably withheld, conditioned or delayed) and (iii) select counsel for the selling Holders.

(e) Priority in Demand Registrations. If a requested registration pursuant to this Section 2.2 involves an underwritten offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Holders) that, in its opinion, the number of Registrable Securities requested to be included in such registration (including Securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, so as to be likely to have a material and adverse effect on the price, timing or distribution of the Securities offered in such offering, then the number of such Registrable Securities to be included in such registration shall be allocated pro rata among (1) Registrable Securities held by the Demand Party, and (2) the Registrable Securities held by the other Holders that have requested that their Registrable Securities be sold pursuant to Section 2.1(a), if any, on the basis of the relative number of Securities requested to be included in such registration by the Demand Party and each such other Holder. Any other selling holders of the Company’s Securities (other than transferees to whom a Holder has assigned its rights under this Agreement) will be included in an underwritten offering only with the prior written consent of Holders holding a majority of the Registrable Securities being sold in such offering.

(f) Shelf Takedowns. Subject to the expiration or waiver of any applicable lockup pursuant to Section 2.4(d), upon the written request of the Demand Party at any time and from time to time, the Company will facilitate in the manner described in this Agreement a “takedown” promptly of the Demand Party’s Registrable Securities off of an effective shelf registration statement. Upon the written request of the Demand Party, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf registration statement or a prospectus supplement in order to register up to the number of the Demand Party’s Registrable Securities previously taken down off of such shelf by the Demand Party and not yet “reloaded” onto such shelf registration statement.

In connection with the exercise by the Demand Party of a demand right pursuant to this Section 2.2(f), where the contemplated plan of distribution includes a customary “road show” or other substantial marketing effort by the Company and the underwriters (a “Marketed Underwritten Shelf Offering”), the Demand Party shall also deliver the applicable demand request to any Non-Sponsor Holders of Registrable Securities included on the applicable shelf registration statement and, subject to the limitations in Section 2.2(e), the Demand Party shall permit each such Non-Sponsor Holder to include all or a portion of its Registrable Securities in the Marketed Underwritten Shelf Offering if such Non-Sponsor Holder notifies the Demand Party and the Company within two days after delivery of the demand request to such Non-Sponsor Holder of its election to participate (which election shall specify the number of Registrable Securities intended to be disposed of by such Non-Sponsor Holder). For the avoidance of doubt, any proposed offer and sale of Registrable Securities to one or more purchasers or underwriters by means of a block trade, bought deal or direct sale shall not be deemed to be a Marketed Underwritten Shelf Offering.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(g) Additional Rights. Except as expressly provided in this Agreement, the Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any Securities of the Company. Neither the Company nor its Subsidiaries shall enter into any agreement with respect to their respective Securities that is inconsistent with the rights granted to the Holders in this Agreement or, other than pursuant to this Agreement, grant any additional registration rights to any Person or with respect to any Securities that are not Registrable Securities or any securities convertible, exchangeable into or exercisable for such Securities, or amend any grant of such right, without the prior written consent of the Holders holding a majority of the Registrable Securities subject to this Agreement. In the event the Company engages in a merger or consolidation in which the shares of Common Stock are converted into Securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Holders by the issuer of such Securities. To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights that would conflict with the provisions of this Agreement, the Company will use its reasonable best efforts to modify any such “inherited” registration rights so as not to interfere in any material respects with the rights provided under this Agreement, unless otherwise agreed by Holders then holding a majority of Registrable Securities.

In addition, in the event that the Company effects the separation of any portion of its business into one or more entities (each, a “NewCo”), whether existing or newly formed, including without limitation by way of spin-off, split-off, carve-out, demerger, recapitalization, reorganization or similar transaction, and any Holder will receive equity interests in any such NewCo as part of such separation, the Company shall cause any such NewCo to enter into a registration rights agreement with each such Holder that provides each such Holder with registration rights vis-á-vis such NewCo that are substantially identical to those set forth in this Agreement.

(h) Custody Agreement and Power of Attorney; Underwritten Registrations. Upon delivering a request to participate in an offering under Section 2.1 or Section 2.2, a Non-Sponsor Holder will, if requested by the Company, execute and deliver a customary custody agreement and power of attorney in form and substance reasonably satisfactory to the Company with respect to such Non-Sponsor Holder’s Registrable Securities to be offered pursuant thereto (a “Custody Agreement and Power of Attorney”). The Custody Agreement and Power of Attorney will provide, among other things, that the Non-Sponsor Holder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such Registrable Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank), if such Registrable Securities are certificated, and irrevocably appoint said custodian and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such Non-Sponsor Holder’s behalf with respect to the matters specified therein. Each Non-Sponsor Holder agrees to execute such other agreements as the Company may reasonably request to further evidence the provisions of this paragraph.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

In addition, no Non-Sponsor Holder may participate in any underwritten registration pursuant to Section 2.2(a) or 2.2(f) unless such Non-Sponsor Holder (a) agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Blackstone (in the case of an underwritten registration pursuant to Section 2.2(a) through (f)), by the Company or other Person initiating the offering (in the case of an underwritten registration pursuant to Section 2.1) and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

SECTION 2.3 Registration Procedures. If and whenever the Company is required to file a registration statement with respect to, or to use its reasonable best efforts to effect or cause the registration of, any Registrable Securities under the Securities Act as provided in this Agreement, the Company will as expeditiously as possible:

(a) promptly prepare and file with the SEC a registration statement on an appropriate form with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of Securities which it has initiated for its own account at any time prior to the effective date of the registration statement relating thereto (and, in such event, the Company shall pay the Registration Expenses incurred in connection therewith); and provided, further, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will (i) furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the sellers of Registrable Securities being sold may request, and (iii) make such of the representatives of the Company as shall be reasonably requested by the sellers of the Registrable Securities being sold available for discussion of such documents;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the Registrable Securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters for such Public Offering that a prospectus is required by Law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will (i) furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the sellers of Registrable Securities being sold may request, and (iii) make such of the representatives of the Company as shall be reasonably requested by the sellers of the Registrable Securities being sold available for discussion of such documents;

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus, summary prospectus and final prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

(d) use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller;

(e) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(f) promptly notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, promptly prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its Security holders, as soon as reasonably practicable (but not more than eighteen (18) months) after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective day of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(h) (i) use its reasonable best efforts to list all Registrable Securities on each securities exchange on which other Securities of the Company are then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange and, if not so listed, list all Registrable Securities on a securities exchange and, without

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

limiting the generality of the foregoing, arrange for at least two market makers to register as such with respect to such Registrable Securities with FINRA; and (ii) use its reasonable best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(i) enter into and perform such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the indemnification provisions hereof, and take such other actions as the Holders of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split, combination of shares, recapitalization or reorganization);

(j) take all reasonable actions to ensure that any free writing prospectus utilized in connection with any offer and sale of Registrable Securities hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(k) if requested by the managing underwriter(s) of an underwritten offering or if reasonably requested by the seller or sellers of a majority of such Registrable Securities, use reasonable best efforts to obtain a “comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “comfort” letters as the managing underwriter(s) or seller or sellers of a majority of such Registrable Securities shall reasonably request;

(l) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(m) notify counsel for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing: (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to any prospectus shall have been filed; (ii) of the receipt of any comments from the SEC; (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information; and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(n) if the Company files an automatic shelf registration statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective;

(o) if the Company files any automatic shelf registration statement for the benefit of the holders of any of its securities other than the Holders of Registrable Securities, and the Holders of Registrable Securities do not request that their Registrable Securities be included in such shelf registration statement, the Company agrees that, at the request of the Holders of a majority of the Registrable Securities, the Company shall include in such automatic shelf registration statement such disclosures as may be required by Rule 430B of the Securities Act in order to ensure that the Holders of Registrable Securities may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment;

(p) provide each Holder of Registrable Securities included in such registration statement reasonable opportunity to comment on the registration statement, any post-effective amendments to the registration statement, any supplement to the prospectus or any amendment to any prospectus;

(q) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any related prospectus and, if any such order is issued, to obtain the withdrawal of any such order promptly;

(r) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(s) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under the registration statement, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or the Holders may request;

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(t) use its reasonable best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the Holders in connection with distribution of Registrable Securities;

(u) in the case of an offering that includes a provider of advisory services, enter into and perform its obligations under customary agreements (including an advisory services agreement and an indemnification agreement in customary form);

(v) obtain for delivery to the underwriter, any Holder or agent an opinion or opinions and “negative assurance” letters from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;

(w) if the Company does not pay the filing fee covering the Registrable Securities at the time a registration statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(x) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

In addition, if a Holder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders, the Company shall, subject to any applicable lock-ups, work with the foregoing persons to facilitate such in-kind distribution in the manner reasonably requested.

SECTION 2.4 Other Registration-Related Matters.

(a) The Company may require any Person that is Transferring Securities in a Public Offering pursuant to Sections 2.1 or 2.2 to furnish to the Company in writing such reasonable information regarding such Person and pertinent to the disclosure requirements relating to the registration and the distribution of the Registrable Securities which are included in such Public Offering as the Company may from time to time reasonably request in writing.

(b) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(f), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until its receipt of the copies of the amended or supplemented prospectus contemplated by Section 2.3(f) or until it is advised in writing (the “Advice”) by the Company that the use of the prospectus may be resumed and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.3(f) to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by Section 2.3(f) or the Advice. The Company shall use its reasonable best efforts and take such actions as are necessary to render the Advice promptly.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(m)(iv), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the lifting of such stop order, other order or suspension or the termination of such proceedings and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.3(m)(iv) to and including the date when such stop order, other order or suspension is lifted or such proceedings are terminated.

(d) (i) Each Holder (x) hereby agrees, with respect to the Registrable Securities owned by such Holder, to be bound by any and all restrictions on the sale, disposition, distribution, hedging or other Transfer of any interest in Registrable Securities imposed on Blackstone and/or its Affiliates in connection with the IPO by the underwriters managing such offering for the duration of the term of such restriction (the period in which such sale, disposition, distribution, hedging or other Transfer of any interest is restricted, the “Lockup Period”) and (y) will, in connection with a Public Offering of the Company’s equity Securities (whether for the Company’s account or for the account of any Holder or Holders, or both), upon the request of the Company or of the underwriters managing any underwritten offering of the Company’s Securities, agree in writing not to effect any sale, disposition or distribution of Registrable Securities (other than those included in the Public Offering) without the prior written consent of the managing underwriter for such period of time commencing seven (7) days before and ending one hundred eighty (180) days (or such earlier date as the managing underwriter shall agree) after (x) the date of the final prospectus relating to such offering or (y) in the case of a Public Offering pursuant to Section 2.2(f), the pricing of such Public Offering; provided that the Company shall cause all directors and executive officers of the Company, Holders of more than 5% of the Registrable Securities and all other Persons with registration rights with respect to the Company’s Securities (whether or not pursuant to this Agreement) to enter into agreements similar to those contained in this Section 2.4(d)(i) (without regard to this proviso), subject to exceptions for gifts, sales pursuant to pre-existing Rule 10b5-1 plans and other customary exclusions agreed to by such managing underwriter; and (ii) the Company and its Subsidiaries will, in connection with an underwritten Public Offering of the Company’s Securities in respect of which Registrable Securities are included, upon the request of the underwriters managing such offering, agree in writing not to effect any sale, disposition or distribution of equity Securities of the Company (other than those included in such Public Offering, offered on Form S-8, issuable upon conversion of Securities or upon the exercise of options, or the grant of options in the ordinary course of business pursuant to then-existing management equity plans or equity-based employee benefit plans, in each case outstanding on the date a notice is given by the Company pursuant to Section 2.1(a) or a request is made pursuant to Section 2.2(a), as the case may be), without the prior written consent of the managing underwriter, for such period of time commencing seven (7) days before and ending one hundred eighty (180) days (or such earlier date as the managing underwriter shall agree) after (x) the effective date of such registration or (y) in the case of a Public Offering pursuant to Section 2.2(f), the pricing of such Public Offering.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(e) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Securities of the Company to the public without registration after such time as a public market exists for Registrable Securities, the Company agrees:

(i) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its Securities to the public;

(ii) to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); provided that if the Company ceases to be so required to file such reports, the Company covenants that it will upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required, from time to time, to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC; and

(iii) so long as a Holder owns any Registrable Securities, to furnish to such Holder promptly upon request: (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its Securities to the public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); (B) a copy of the most recent annual and quarterly report of the Company; and (C) such other reports, documents or stockholder communications of the Company as such Holder may reasonably request in availing itself or himself of any rule or regulation of the SEC allowing such Holder to sell any such Securities without registration.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(f) Counsel to represent Holders of Registrable Securities shall be selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration.

(g) The Company shall cooperate with the Holders in any sale and or transfer of Registrable Securities, to the extent permitted by applicable law, including by means not involving a registration statement.

(h) Each of the parties hereto agrees that the registration rights provided to the Holders herein are not intended to, and shall not be deemed to, override or limit any other restrictions on Transfer to which any such Holder may otherwise be subject.

ARTICLE III

INDEMNIFICATION

SECTION 3.1 Indemnification by the Company. In the event of any registration of any Securities of the Company under the Securities Act pursuant to Section 2.1 or 2.2, the Company hereby indemnifies and agrees to hold harmless, to the fullest extent permitted by Law, each Holder who sells Registrable Securities covered by such registration statement, each Affiliate of such Holder and their respective members, directors, managers, officers, employees, partners, agents, representatives and equityholders (and the members, directors, managers, officers, employees, partners, agents, representatives, Affiliates and Controlling Persons of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such Securities and each other Person, if any, who Controls such Holder or any such underwriter within the meaning of the Securities Act (each, and “Indemnified Party” and collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and reasonable and documented expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the shares of Common Stock (each such communication by the Company or its agents and representatives (other than any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act) an “Issuer Free Writing Prospectus”) or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or related document or report; (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of a prospectus, in the light of the circumstances when they were made; or (c) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or related document or report, and

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such Securities by such Holder or any termination of this Agreement.

SECTION 3.2 Indemnification by the Holders and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2.1 or 2.2, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities or any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) the Company, all other Holders or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers and Controlling Persons, with respect to any untrue statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any amendment or supplement, if such untrue statement or omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Company by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective Affiliates, directors, officers or Controlling Persons and will survive the Transfer of such Securities by such Holder. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

SECTION 3.3 Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article III, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 3.1 or 3.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

SECTION 3.4 Contribution. If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein for reasons other than those described in the proviso in the first sentence of Section 3.1, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 3.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation. Any obligation of Holders to contribute pursuant to this Section 3.4 shall be several in the same proportion that the dollar amount of the proceeds actually received by each such Holder bears to the total dollar amount of the proceeds received by all Holders and not joint.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

SECTION 3.5 Other Indemnification. Indemnification similar to that specified in this Article III (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of Securities under any Law or with any Governmental Authority other than as required by the Securities Act.

SECTION 3.6 Non-Exclusivity. The obligations of the parties under this Article III will be in addition to any liability which any party may otherwise have to any other party.

ARTICLE IV

OTHER

SECTION 4.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed given (a) when delivered personally, (b) five (5) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, (c) one (1) Business Day after being sent by Federal Express or other nationally recognized overnight courier, or (d) immediately if transmitted by facsimile or sent by electronic mail transmission if sent during normal business hours of the recipient; but if not, then on the next Business Day (or at such other address for a party as shall be specified by prior written notice from such party):

if to the Company:

Apria, Inc.

7353 Company Drive

Indianapolis, IN 46237

Attention: Raoul Smyth, Executive Vice President, General Counsel

Email: [redacted]

if to Blackstone:

The Blackstone Group Inc.

345 Park Avenue

New York, NY 10154

Attention: [_]

Email: [_]

if to any Non-Sponsor Holder:

Apria, Inc.

7353 Company Drive

Indianapolis, IN 46237

Attention: Raoul Smyth, Executive Vice President, General Counsel

Email: [redacted]

or such other address indicated in the records of the Company.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

SECTION 4.2 Assignment. The Company shall not assign all or any part of this Agreement without the prior written consent of Blackstone. Any Holder may assign its rights and obligations under this Agreement in whole or in part in connection with a Transfer of its Registrable Securities; provided that (x) any such assignee or Transferee, to the extent not already a party hereto, shall sign a joinder to this Agreement and (y) if such assignee or Transferee is not an Affiliate of such Holder, then without the consent of the Company, no rights may be assigned by any Holder to any Person acquiring less than $25.0 million in Registrable Securities (determined in good faith by the Holder) or all of the Registrable Securities then held by the Holder. Except as otherwise provided herein, this Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. If the Common Stock shall be exchanged for or replaced by Securities of another Person, the Company shall use reasonable best efforts to cause such Person to expressly assume all of the Company’s obligations hereunder, to the extent applicable.

SECTION 4.3 Amendments; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Holders holding a majority of the Registrable Securities subject to this Agreement; provided that no such amendment, supplement or other modification shall adversely affect the economic interests of any Holder hereunder disproportionately to other Holders without the written consent of such Holder. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

SECTION 4.4 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

SECTION 4.5 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

SECTION 4.6 CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NONAPPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF VIA OVERNIGHT COURIER, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FOURTEEN CALENDAR DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF EITHER PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST THE OTHER PARTY HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.

SECTION 4.7 MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

SECTION 4.8 Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

SECTION 4.9 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

SECTION 4.10 Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by Law.

SECTION 4.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

SECTION 4.12 Effectiveness.

This Agreement shall become effective, as to any Holder, as of the date signed by the Company and countersigned by such Holder.

SECTION 4.13 Confidentiality.

Each Non-Sponsor Holder agrees that all material non-public information provided pursuant to or in accordance with the terms of this Agreement shall be kept confidential by the person to whom such information is provided, until such time as such information becomes public other than through violation of this provision. Notwithstanding the foregoing, any party may disclose the information if required to do so by any law, rule, regulation, order, decree or subpoena of any governmental agency or authority or court.

SECTION 4.14 No Recourse. This Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, the transactions contemplated hereby or the subject matter hereof may only be made against the parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto or any past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

SECTION 4.15 Independent Nature of the Rights and Obligations of Holders. The rights and obligations of each Holder hereunder are several and not joint with the obligations of any Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. The decision of each Holder to enter into this Agreement has been made by such Holder independently of any Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 4.16 Termination as to a Holder. Any Person who ceases to hold any Registrable Securities shall cease to be a Holder and shall have no further rights or obligations under this Agreement (except with respect to any indemnification or contribution rights or obligations under Article III, which shall survive).

[Remainder of Page Intentionally Left Blank]

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY:

APRIA, INC.

By:

Name:
Title:

[Signature Page to Registration Rights Agreement]

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

BLACKSTONE:

[ ]

By: [ ]

By: [ ]

By:________________________________
Name:
Title:

[ ]

By: [ ]

By: [ ]

By:________________________________
Name:
Title:

Apria, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

NON-SPONSOR HOLDERS:

By:
Name: